UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 26, 2005

Quiksilver, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15131 (Commission File Number)	33-0199426 (IRS Employer Identification Number)

15202 Graham Street, Huntington Beach, CA (Address of principal executive offices)		92649 (Zip Code)

Registrant’s telephone number, including area code:
(714) 889-2200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement

     On January 26, 2005, the Compensation Committee of the Board of Directors of Quiksilver, Inc. (the “Company”) granted awards to the Company’s Chief Executive Officer and its President pursuant to the terms of the Company’s Long-Term Incentive Plan. The awards are for the performance period beginning November 1, 2004 and ending October 31, 2007 and provide for the payment of cash bonuses at the end of the performance period if the Company achieves specified levels of earnings per share growth during the performance period over the Company’s earnings per share for fiscal 2004. A copy of the Company’s Long-Term Incentive Plan is included as an exhibit to its annual report on Form 10K for the fiscal year ended October 31, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 28, 2005	Quiksilver, Inc. (Registrant)

By: /s/ Steven L. Brink

Name: Steven L. Brink Title: Chief Financial Officer and Treasurer